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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 1998


                     UNITED COMPANIES FINANCIAL CORPORATION
                    (Exact name as specified in its charter)

         Louisiana                        1-7067                 71-0430414
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)



4041 Essen Lane, Baton Rouge Louisiana                              70809
(Address of principal executive offices)                           ZipCode

Registrant's telephone number, including area code             (225) 987-0000


                                 Not Applicable
          (Former name or former address, if changed since last report)











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Item 5.           Other Events.

         The Registrant files herewith the exhibits listed in Item 7(c) below.

Item 7(c).        Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

         99.1     Press Release dated October 28, 1998,
                  United Companies Reports Income of $23.9 Million for the Third Quarter

         99.2     Press Release dated October 28, 1998,
                  United Companies Announces Restructuring Plan




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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED COMPANIES FINANCIAL CORPORATION
                                    (Registrant)


Date:     November 2, 1998          By:  /s/  Dale E. Redman
                                         ---------------------------------------
                                    Dale E. Redman, Executive Vice President and
                                    Chief Financial Officer


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                                INDEX TO EXHIBITS


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


EXHIBIT                                                                   SEQUENTIALLY
NO.               EXHIBIT                                                 NUMBERED PAGE
-------           -------                                                 -------------
99.1              Press Release dated October 28, 1998,
                  United Companies Reports Income of $23.9 Million
                  for the Third Quarter

99.2              Press Release dated October 28, 1998,
                  United Companies Announces Restructuring Plan
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